SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  May 4, 1999


                                 Directrix, Inc.
             (Exact Name of Registrant as specified in its Charter)


         Delaware                      000-25111         13-4015248
 (State or other jurisdiction         (Commission       (IRS Employer
   of incorporation)                  File Number)     Identification No.)


         536 Broadway, New York, NY                        10012
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number,
including area code:                                 (212) 941-1434

Item 8.  Change in Fiscal Year.
     On May 4, 1999 the Board of Directors of Directrix, Inc. ("Directrix") approved a change in Directrix's fiscal year from December 31 to March 31. This will enable Directrix to more timely report a full year's worth of operations as a stand-alone entity and more meaningfully reflects its operational results. The three month transition period from January 1, 1999 to March 31, 1999 precedes the start of the new fiscal year and will be represented in a Form 10-QSB Transition Report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           DIRECTRIX, INC.



                                           /s/ John R. Sharpe
                                           ------------------------------------
                                           By: John R. Sharpe
                                               Vice President and
                                               Chief Financial Officer


Dated: May 14, 1999